UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 24, 2015

BLUE BIRD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36267	46-3891989
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

402 Blue Bird Boulevard Fort Valley, Georgia	31030
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (478) 822-2130

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A1 is being filed as an amendment to the Current Report on Form 8-K previously filed by Blue Bird Corporation (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on March 2, 2015 at 11:39:34 a.m. (the “Initial 8-K”) for the sole purpose of filing as Exhibit 16.1 the letter, dated March 5, 2015, from KPMG LLP to the Registrant. Item 4.01 of the Initial 8-K is incorporated by reference herein. All of the disclosures in the Items of the Initial 8-K remain unchanged.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following Exhibit is filed herewith:

Exhibit No.	Description

16.1	Letter from KPMG LLP, dated March 5, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE BIRD CORPORATION

By:	/s/ Paul Yousif
	Name:	Paul Yousif
	Title:	Vice President

Dated: March 6, 2015

Exhibit Index

Exhibit No.	Description

16.1	Letter from KPMG LLP, dated March 5, 2015.